Agreements With General Motors	12 Months Ended
Dec. 31, 2023
Equity [abstract]
Agreements With General Motors
11.
AGREEMENTS WITH GENERAL MOTORS

On January 30, 2023, the Company entered into an agreement with GM, pursuant to which GM agreed to make a $650,000 equity investment in two tranches (the “Transaction”). The Company agreed to use the proceeds from the Transaction for the development of Thacker Pass. On February 16, 2023, the first tranche of $320,148 closed, resulting in GM’s purchase of 15,002 common shares of the Company. In connection with the first tranche of GM’s investment, the Company and GM also entered into (a) a warrant agreement and a subscription agreement (“GM Tranche 2 Agreements”), each in relation to a second tranche investment of up to $330,000; (b) an offtake agreement to supply GM with lithium carbonate production from Thacker Pass (the “Offtake Agreement”); and (c) an investor rights agreement.

GM Tranche 2 Agreements

Pursuant to the GM Tranche 2 Agreements, immediately following the completion of the Separation, the GM Tranche 2 Agreements were terminated in accordance with their terms and replaced by a subscription agreement between Lithium Americas (NewCo) and GM whereby the second tranche placement will be completed with Lithium Americas (NewCo). In connection with the termination, GM subscribed for 0.002 common shares of the Company in accordance with the terms of the GM Tranche 2 Agreements.

Under the second tranche subscription agreement which would have expired in August 2024, GM would have been entitled to purchase common shares of the Company subject to the satisfaction of certain conditions precedent, including the condition that the Company secures sufficient funding to complete the development of Phase 1 for Thacker Pass (“the Funding Condition"). The second tranche subscription agreement called for an aggregate purchase price up to $330,000, with the number of shares determined using a conversion price equal to the lower of (a) 5-day volume weighted average share price (which becomes fixed upon notice the Funding Condition has been met) and (b) $27.74 per share, that was subject to approval by the Company’s shareholders.

On July 31, 2023, at the Company’s annual, general and special meeting the Company’s shareholders passed two resolutions approving: (a) the ownership by GM and its affiliates of more than 20% of the issued and outstanding shares of the Company (or following the Separation, Lithium Americas (NewCo)); and (b) $27.74 per share (as adjusted for the Separation) as the maximum subscription price at which the second tranche of GM’s investment would be made. In conjunction with the Separation, the second tranche alternative exercise warrants previously issued to GM by the Company and the second tranche subscription agreement between GM and the Company ceased to be effective in accordance with the terms of those agreements.

The GM Tranche 2 Agreements were treated as a single combined derivative since such agreements may result in the issuance of a variable number of shares for the fixed subscription price which was initially measured at fair value and subsequently carried at fair value through profit and loss. The GM derivative liability was distributed to the shareholders upon the Separation (Note 4).

11.
AGREEMENTS WITH GENERAL MOTORS (continued)

Upon receipt of the first tranche investment, the Company recorded the GM Tranche 2 Agreements derivative at a fair value of $33,194, and the balance of the investment of $286,954 to common shares. Financial advisory fees and other transaction costs of approximately $16,977 were paid in connection with the closing of the first tranche. The $1,760 portion of the transaction costs related to the GM Tranche 2 Agreements derivative were expensed. Transactions costs of $15,217 attributable to the common shares issued were recorded as a share issuance cost in equity.

Changes in the value of the GM Tranche 2 Agreements are summarized below:

$
GM derivative liability
On initial recognition as of January 30, 2023	(33,194)
Gain on change in fair value	32,824
Liabilities distributed to the shareholders (Note 4)	370
As of December 31, 2023	-

The fair value of the derivative as of January 30, 2023, was determined using Monte Carlo simulation, with the following inputs: volatility of 58.34%, share price of $21.99, a risk-free rate of 4.77%, and an expected dividend of 0%. The fair value of the derivative immediately prior to the Separation, was estimated with the following inputs: volatility of 49.13%, share price of $17.01, a risk-free rate of 5.68%, and an expected dividend of 0%. A gain on change in the fair value of the derivative for the period from issuance to September 30, 2023, of $32,824 was presented in discontinued operations in the statement of comprehensive income (loss).

Offtake Agreement

Pursuant to the Offtake Agreement, GM may purchase up to 100% of Thacker Pass Phase 1 production at a price based on prevailing market rates. The term of the arrangement for Phase 1 production is ten years, subject to a five-year extension at GM’s option and other limited extensions. Lithium Americas has also granted GM a right of first refusal on Thacker Pass Phase 2 production. The volume available under the Offtake Agreement is subject to the receipt of the second tranche of GM’s investment and may be reduced proportionately in certain circumstances if GM’s remaining investment is less than $330,000. GM’s offtake agreement with the Company was assigned to Lithium Americas (NewCo) upon the Separation (Note 4).